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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: December 22, 1997
                       (Date of earliest event reported)

                         CAPSTEAD MORTAGE CORPORATION
            (Exact name of Registrant as specified in its charter)



        Maryland                        1-8896                    75-2027937
(State of Incorporation)       (Commission File Number)        (I.R.S. Employer
                                                              Identification No.

2711 North Haskell                                                  75204
  Dallas, Texas                                                   (Zip Code)
(Address of principal executive offices)



Registrant's Telephone Number, Including Area Code:  (214) 874-2323

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Item 5.  Other Events. This Current Report is being filed solely in order to
         ------------
file the following exhibit as part of the Registrant's Registration Statement on the Form S-3 (No. 333-26865), as amended:

         Exhibit No.                        Description
         ----------                         -----------

            1.7 Third Amendment to the Sales Agency Agreement dated as of December 6, 1995 between Capstead Mortage Corporation and PaineWebber Incorporated (the "Sales Agency Agreement")




Item 7.  Financial Statements and Exhibits
         ---------------------------------

        (a)  Not applicable.
        (b)  Not applicable.
        (c)  Exhibits

             Exhibit No.                    Description
             ----------                     -----------

                1.7             Third Amendment to the Sales Agency Agreement




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                                  Signatures
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CAPSTEAD MORTGAGE CORPORATION



December 22, 1997                               By: /s/  PHILLIP A. REINSCH
                                                   -----------------------------
                                                   Phillip A. Reinsch
                                                   Vice President - Control



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